PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MAY __, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. __)

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Filed by a Party other than the Registrant   ☒

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☐           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

THE GABELLI GLOBAL MULTIMEDIA TRUST, INC.
(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT LLC
WESTERN INVESTMENT HEDGED PARTNERS L.P.
WESTERN INVESTMENT TOTAL RETURN PARTNERS L.P.
WESTERN INVESTMENT TOTAL RETURN FUND LTD.
ARTHUR D. LIPSON
JOSHUA MASSEY
DAVID MASSEY
GREGORY R. DUBE

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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2

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MAY __, 2010

ANNUAL MEETING OF SHAREHOLDERS
OF
THE GABELLI GLOBAL MULTIMEDIA TRUST, INC.
_________________________

PROXY STATEMENT
OF
WESTERN INVESTMENT LLC
_________________________

Please support Western Investment by voting your shares today to elect Western Investment’s highly qualified director nominees.

Western Investment LLC, a Delaware limited liability company (“Western Investment” or “we”), together with its fellow participants in this solicitation, collectively own 979,869 common shares, or 7.2% of the outstanding common shares of The Gabelli Global Multimedia Trust, Inc. (“Fund”).  We are writing to you in connection with the election of our two nominees to the board of directors of the Fund (the “Board”) at the annual meeting of shareholders scheduled to be held on June 8, 2010 at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, CT 06830, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).  This proxy statement and the enclosed GOLD proxy card are first being furnished to shareholders on or about April [__], 2010.

We are furnishing this proxy statement and the enclosed GOLD proxy card to shareholders in order to:

1.	Elect two Western Investment nominees to the Board to serve as Directors of the Fund until the 2013 annual meeting of shareholders;

2.	Approve David Massey’s shareholder proposal that requests that the Board take the necessary steps to declassify the Board so that all Directors are elected on an annual basis; and

3.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon.  Only your latest dated proxy card counts!

Please refer to Appendix A - Information Concerning the Annual Meeting and the Fund’s proxy materials for additional information concerning the Annual Meeting, including voting and proxy procedures, votes required for approval of the proposals and the solicitation of proxies.

If you have any questions or require assistance voting your shares, please contact Innisfree M&A Incorporated, which is assisting us, at their address and toll-free number listed on the following page.

Additional information can be found at:
www.fixmyfund.com

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•
If your shares are registered in your own name, you may vote such Shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Western Investment, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope today.

•
If your Shares are held for you by a brokerage firm, bank, bank nominee or other institution on the record date, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.

If you have any questions or need assistance voting your shares, please call:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

You may also contact Western Investment LLC via email at
info@fixmyfund.com

PLEASE BE ADVISED:

•	We believe the Fund has had a significant and persistent discount to NAV because the market has lost faith in the Board. The Board’s actions have not been consistent with its words.

•	The Fund’s NAV discount is unacceptable.

•	The Fund’s performance has been abysmal.

•
On March 5, 2010, the Fund sued Western Investment in federal court to try to prevent us from voting.  On April 1, 2010, we won dismissal of this frivolous lawsuit.  If Management did a better job, it wouldn’t have to sue its shareholders to avoid being voted out.

BACKGROUND

Western Investment, together with the other participants in this solicitation, collectively own 979,869 common shares, or 7.2% of the Fund’s outstanding common shares.  We are committed to our investment in the Fund.  Our interests are aligned with the interests of all shareholders – if our investment in the Fund prospers, so does yours.

The Fund’s NAV discount is unacceptable

The Fund’s Share price has traded at a persistent discount to its per Share net asset value (“NAV”) that has averaged 14.54% from the week ended December 31, 1999 until the week ended January 1, 2010, and was as great as 30.63% on March 10, 2009.  Thus, when shareholders sell their Shares they are forced to leave behind a sizeable portion of the value underlying those Shares.  We believe that the persistence of this discount is, in part, due to the perception that the Board doesn’t care, as long as directors hold onto their seats.  Any time a shareholder chooses to sell his or her ownership of a closed-end fund at a steep discount to NAV, that shareholder is harmed no matter what the fund’s discount was at the time the shareholder purchased their shares of that fund.  When a NAV discount is excessive, a selling shareholder is forced to leave behind a substantial portion of the value underlying the shares at the time of sale.  We believe the fair value of a share of common stock of a closed-end fund should be its NAV, or a value very close.

The table below shows the discount of the Fund’s Share price to the Fund’s NAV for the past ten years (on the last day of each calendar quarter).

Quarter Ending	% (Discount) to NAV
December 31, 1999	5.78
March 31, 2000	15.35
June 30, 2000	26.08
September 30, 2000	15.78
December 31, 2000	15.54
March 31, 2001	9.37
June 30, 2001	14.74
September 30, 2001	13.08
December 31, 2001	14.35
March 31, 2002	13.21
June 30, 2002	14.22
September 30, 2002	14.59
December 31, 2002	16.56
March 31, 2003	15.87
June 30, 2003	13.79
September 30, 2003	13.46
December 31, 2003	14.11
March 31,2004	14.87
June 30, 2004	15.42
September 30, 2004	14.71
December 31, 2004	12.96
March 31, 2005	14.46
June 30, 2005	13.30
September 30, 2005	14.47
December 31, 2005	13.76
March 31, 2006	14.07
June 30, 2006	14.08
September 30, 2006	12.55
December 31, 2006	12.98
March 31, 2007	12.29
June 30, 2007	10.85
September 30, 2007	12.28
December 31, 2007	10.42
March 31, 2008	13.57
June 30, 2008	13.84
September 30, 2008	16.67
December 31, 2008	17.59
March 31, 2009	22.60
June 30, 2009	21.57
September 30, 2009	15.50
December 31, 2009	14.16

The Fund has frequently traded as one of the worst of all closed-end funds in terms of discount to NAV. As a specific example of just how dismal the Fund’s NAV discount has been, during the period from the week ended February 28, 2003 until the week ended December 11, 2009, the Fund’s average discount of 14.89%, ranked it 7th out of 605 publicly traded US domiciled closed-end funds currently registered with the Securities and Exchange Commission.1  Only six other funds (the bottom 1%) had a worse discount to NAV than GGT!

1 The number of funds used in this comparison was based on all closed-end funds as disclosed in The Wall Street Journal, excluding closed-end funds that are not publicly traded or do not provide regularly updated net asset values.

The Board has failed to take adequate action to reduce the Fund’s persistent NAV discount.

The Fund has recognized the potential harm of a significant and persistent NAV discount.  In this vein, in 2005, the Board authorized the Fund to repurchase up to 1,700,000 shares of its common stock on the open market when the shares are trading at a discount of 10% or more from net asset value. Yet, as can be seen in the table below, the average annual share repurchases over the past ten years have been insignificant, less than ½ of 1% of the outstanding shares as of 12/31/2009.

Year Ending	Shares Repurchased
December 31, 2000	72,400
December 31, 2001	24,200
December 31, 2002	30,700
December 31, 2003	66,000
December 31, 2004	48,700
December 31, 2005	139,500
December 31, 2006	12,400
December 31, 2007	17,000
December 31, 2008	7,200
December 31, 2009	183,400
10-year average	60,150

What’s more, in 2000 the Fund diluted the share base by over 3.5 million shares (roughly 1/3 of the outstanding shares at the time) in a rights offering.  The amount of share dilution from the rights offering far outweighs the authorized share buyback of 1.7 million shares, let alone the shares actually purchased by the Fund.  In other words, the Board authorized issuance of many more dilutive shares than were ever repurchased by the Fund.  It’s no wonder the Fund continues to trade at an excessive discount.  The Board has lost the confidence of the market.

A Board who truly had the best interests of shareholders in mind would have taken effective action, including aggressive repurchases of shares which would have been accretive to NAV and earnings per share, to address the market’s consistent double-digit discount to the Fund’s per share net asset value.

The Fund’s performance has been abysmal

According to the Fund’s most recent annual report (the “2009 Annual Report”), the fund had an average annual return of negative 5.2% on a net asset value basis (an astounding loss of 41.4% on a cumulative basis) for the 10 years ending December 31, 2009.  For comparison, the Fund’s benchmark, the MSCI World Free Index had an average annual return of negative 0.24% during that same period. What’s worse, for the five years ending December 31, 2009, the fund had an average annual return of negative 4.92% versus a positive 2.01% average annual return for the MSCI World Free Index. Yet the Board still doesn’t get it!  So how does this Board respond to investor criticism?  Improve performance?  No.  Tender offers to provide shareholders with the ability to realize NAV on at least some of their shares?  No.  De-stagger the Board to allow fair elections?  No.  What then?  They sue their own shareholders to try to prevent them from voting!

On March 5, 2010, the Fund sued us in federal district court in Baltimore, seeking an injunction to prevent Western Investment from voting, and seeking massive expensive discovery.  The Fund hired two of the largest law firms in the United States, and were represented by at least 6 lawyers!  Western moved to dismiss this frivolous lawsuit immediately, and on April 1, 2010, the Fund’s lawsuit was dismissed with prejudice.  What a terrible waste of your and our assets by the Board.  If they had simply done a better job, they wouldn’t have to resort to such expensive stunts to try to cling to their director seats.  It is long past time to begin to replace directors.

SERIOUS ACTION BY THE BOARD IS NEEDED.  SEND A MESSAGE BY VOTING FOR THE WESTERN INVESTMENT SLATE ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of our nominee directors (the “Nominees”).

THE NOMINEES

Gregory R. Dube (Age 55) is the founder of Roseheart Associates (“Roseheart”), a private company that invests in securities and real estate, and has served as managing member and Chairman since its inception in 1997.  From 1998 to 2002, Mr. Dube was at Alliance Capital, where he served as the head of the Global High Yield Group from 1999 to 2002.  Before joining Alliance Capital, Mr. Dube was a partner at Donaldson, Lufkin & Jenrette, responsible for the Tax-Exempt Capital Markets Division.  Mr. Dube has an extensive background in the credit securities markets, including experience with trading and selling credit instruments, including corporate, high-yield, private placement, mortgage, Euro and distressed debt and derivatives.  Mr. Dube currently serves on the Advisory Committee of New England Realty Associates Limited Partnership (AMEX:NEN), a partnership engaged in the business of acquiring, developing, holding for investment, operating and selling real estate, and as a member of the executive committee of Navigare Partners, LLC.  Mr. Dube received his A.B. from Harvard College and was a Rhodes Scholar Nominee.  Mr. Dube’s extensive investment experience, background in the credit securities markets and public board experience provides unique insight to challenges and issues facing the Fund.

Arthur D. Lipson (Age 67) has been managing private investment partnerships since 1995.  He has been the sole managing member of Western Investment which has acted as the general partner, managing member or investment manager, as the case may be, of private investment partnerships in certain funds since 1997.  Western Investment specializes in investing in undervalued companies.  Mr. Lipson has additional substantial experience in sales and trading and research, including previously heading all fixed income research for Lehman Brothers and for Paine Webber, was a known leader in the industry, and created, among other things, the Lehman Brothers bond indices.  From 2007 to 2008, Mr. Lipson served as a director of Pioneer Municipal and Equity Income Trust (“PBF”), during which time Mr. Lipson oversaw the elimination of a 17% discount to PBF’s net asset value and the merger of PBF into Pioneer Tax Free Income Fund, an open-end fund.  Mr. Lipson received a Masters of Science from Columbia University and a Bachelors of Science from the California Institute of Technology.  Mr. Lipson’s extensive investment experience, particularly with respect to closed-end funds, gives him strong insight into the challenges and issues facing the Fund.

There can be no assurance that the election of our Nominees will improve the Fund’s business or otherwise enhance shareholder value.  Your vote to elect the Nominees will have the legal effect of replacing two incumbent directors of the Fund with our Nominees.

The election of the Nominees requires the affirmative vote of a plurality majority of the Shares voted at the meeting, provided a quorum is present.

For additional information concerning our Nominees, see Appendix B - Information Concerning the Nominees.

YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN INVESTMENT’S NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL NO. 2

DECLASSIFICATION OF THE BOARD OF DIRECTORS

The Fund claims that a classified Board provides “important benefits” to the Fund and its shareholders.  Nonsense.  How can the Board keep straight faces reciting as “benefits” touchy-feely greeting card concepts such as “allowing the Directors to become familiar with the Board and its investment objectives” and providing “stability and continuity of management.” Meanwhile, shareholders suffer with tangibly poor investment results and an excessive discount to NAV.  Given the abysmal performance of the Fund, as detailed above, it is hard to imagine any real benefits a classified board has provided or could provide to the Fund and its shareholders.  In reality, a classified board at the Fund serves one purpose and one purpose, only: to entrench under-performing directors and management.

Accordingly, we support the following proposal, submitted by shareholder David Massey, for shareholder approval at the annual meeting.

Shareholder Proposal

BE IT RESOLVED, that the stockholders of The Gabelli Global Multimedia Trust, Inc. (“GGT” or the “Corporation”) request that the Board of Directors take the necessary steps to declassify the Board of GGT and establish annual elections of directors whereby directors of the Corporation would be elected annually and not by classes.  This policy would take effect immediately, and be applicable to the re-election of any incumbent director whose term, under the current classified system, subsequently expires.

Supporting Statement:

I believe that the ability to elect directors is the single most important use of the stockholder franchise.  Accordingly, directors of GGT should be accountable to the stockholders on an annual basis.  Currently, the Board of Directors is divided into three classes.  Each class serves staggered three-year terms. Because of this structure, stockholders may only vote on roughly one-third of the directors each year.  The election of directors by classes, for three-year terms, in my opinion, minimizes accountability and precludes the full exercise of the rights of the stockholders to approve or disapprove annually the performance of a director or the entire Board.

The staggered term structure of the Corporation’s Board is not in the best interest of stockholders because it reduces accountability and is an unnecessary anti-takeover device. Stockholders should have the opportunity to vote on the performance of the entire Board of Directors each year.  I feel that such annual accountability serves to keep directors closely focused on the performance of the Corporation and its top executives and on increasing stockholder value.  Annual election of all directors gives stockholders the power to either completely replace their Board, or replace a majority of directors, if a situation arises which warrants such action.

           There are indications from studies that classified boards and other anti-takeover devices have an adverse impact on stockholder value.  A 1991 study by Lilli Gordon of the Gordon Group and John Pound of Harvard University found that companies with restrictive corporate governance structures, including those with classified boards, are “significantly less likely to exhibit outstanding long-term performance relative to their industry peers.” See also Council of Institutional Investors Corporate Governance Policies (Updated May 1, 2009), at Section 2.1 “Annual Election of Directors: All directors should be elected annually. Boards should not be classified (staggered).”

I urge your support for the proposal to repeal the classified Board of Directors of GGT and establish that all directors of GGT be elected annually.    Thank you.

Very truly yours,

/s/ David Massey

The approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal, provided a quorum is present.  However, you should be aware that, as the Fund so proudly notes in its proxy statement, the Fund may (and probably intends to) ignore this proposal even if shareholders approve of the proposal at the Annual Meeting.

VOTE FOR THIS PROPOSAL TO SEND A MESSAGE TO THE BOARD THAT YOU WANT A GREATER VOICE IN THE CORPORATE GOVERNANCE OF THE FUND AND TO INCREASE THE ACCOUNTABILITY OF THE BOARD

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on April 1, 2010 as the record date for determining shareholders entitled to notice of and to vote at the annual meeting (the “Record Date”).  Shareholders of record at the close of business on the record date will be entitled to vote at the annual meeting.  According to the Fund, as of the record date, there were 13,670,353 shares of common stock (the “Shares”) outstanding.

VOTES REQUIRED FOR APPROVAL

The election of a director of the Fund requires the affirmative vote of the holders of a plurality of votes cast at the meeting, provided a quorum is present.

The approval of our shareholder proposal recommending that the Board take the necessary steps to declassify the Board requires the affirmative vote of a majority of the votes cast at the meeting on the proposal, provided a quorum is present.

The information set forth above regarding the votes required for approval of the proposals is based on information contained in the Fund’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

ABSTENTIONS

Abstentions will be counted for the purpose of determining whether a quorum is present.  Abstentions will not be counted as votes cast on any proposal set forth in this proxy statement.  Accordingly, abstentions will have the effect of a vote against the election of Western Investment’s Nominees.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

For additional and related information concerning the voting and proxy procedures for the Annual Meeting, see Appendix A - Information Concerning the Annual Meeting.

IF YOU WISH TO VOTE FOR THE ELECTION OF OUR NOMINEES TO THE BOARD OR FOR OUR SHAREHOLDER PROPOSAL, PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET, AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING PROMPTLY THE ENCLOSED GOLD PROXY CARD, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

OTHER MATTERS, PARTICIPANT AND ADDITIONAL INFORMATION

Western Investment is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Western Investment is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

We are asking you to vote FOR the election of our Nominees.  The enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to the Fund’s nominees.  We intend to vote all of our Shares for the election of our Nominees and will not vote our Shares in favor of any of the Fund’s director nominees.

Western Investment has omitted from this proxy statement certain disclosures required by applicable law that are already included in the Fund’s proxy statement.  These disclosures include, among other things, biographical information on the Fund’s directors and executive officers, the dollar range of Shares owned by directors of the Fund and information on committees of the Board.  Shareholders should refer to the Fund’s proxy statement in order to review these disclosures.

According to the Fund’s proxy statement, the Fund’s investment manager is Gabelli Funds LLC, with headquarters at One Corporate Center, Rye, New York 10580.

For information concerning the participants in the Solicitation, see Appendix C - Participant Information.

See Appendix E of this proxy statement for information regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the management of the Fund.

The information concerning the Fund contained in this proxy statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

WESTERN INVESTMENT LLC

April [__], 2010

THIS SOLICITATION IS BEING MADE BY WESTERN INVESTMENT AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE FUND.  WESTERN INVESTMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING.  SHOULD OTHER MATTERS, WHICH WESTERN INVESTMENT IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WESTERN INVESTMENT URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF WESTERN INVESTMENT’S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

APPENDIX TO PROXY STATEMENT FILED BY WESTERN INVESTMENT LLC RELATING TO THE 2010 ANNUAL MEETING OF SHAREHOLDERS OF
THE GABELLI GLOBAL MULTIMEDIA TRUST, INC.1

Appendix A - Information Concerning the Annual Meeting

Appendix B - Additional Information About the Nominees

Appendix C - Information Concerning the Participants

Appendix D - Purchases and Sales in the Common Stock of the Fund During the Past Two Years

Appendix E - Security Ownership of Certain Beneficial Owners

1 Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Proxy Statement.

APPENDIX A

INFORMATION CONCERNING THE ANNUAL MEETING

The proxy statement relates to the 2010 Annual Meeting of Shareholders of The Gabelli Global Multimedia Trust, Inc. (“Fund”).  The address of the principal executive offices of the Fund is One Corporate Center, Rye, New York 10580-1422.  The Fund’s Secretary may be contacted c/o Gabelli Funds, LLC, One Corporate Center, Rye, New York 10580-1422.

VOTING AND PROXY PROCEDURES

Shareholders, including those who expect to attend the Annual Meeting, are urged to vote their Shares today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Western Investment LLC, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope.

Authorized proxies will be voted at the annual meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Western Investment’s nominees, Gregory R. Dube and Arthur D. Lipson, for David Massey’s proposal that the Board should take all necessary steps to declassify the Board and in the discretion of the persons named as proxies on all other matters as may properly come before the annual meeting.

QUORUM

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies.  The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum.  All Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” (or “WITHHOLD” in the case of election of directors) on any matter will count for purposes of establishing a quorum and will be treated as Shares entitled to be voted at the Annual Meeting.

ABSTENTIONS

Abstentions will be counted for the purpose of determining whether a quorum is present.  Abstentions will not be counted as votes cast on any proposal set forth in this proxy statement.  Accordingly, abstentions will have the effect of a vote against the election of Western Investment’s Nominees.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

REVOCATION OF PROXIES

Shareholders of the Fund may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation.  The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Western Investment in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement or to the Fund’s Secretary, Agnes Mullady, c/o Gabelli Funds, LLC, One Corporate Center, Rye, New York 10580-1422, or to any other address provided by the Fund.  Although a revocation is effective if delivered to the Fund, Western Investment requests that either the original or photostatic copies of all revocations be mailed to Western Investment in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement so that Western Investment will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding Shares.  If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote.  Additionally, Innisfree M&A Incorporated may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this proxy statement is being made by Western Investment.  Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Western Investment has entered into an agreement with Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $[_______], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Western Investment has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Western Investment will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Innisfree M&A Incorporated will employ approximately [__] persons to solicit the Fund’s shareholders for the annual meeting.

The entire expense of soliciting proxies is being borne by Western Investment, subject to certain limitations, pursuant to the terms of the Joint Filing and Solicitation Agreement described in Appendix C - Information Concerning the Participants.  Certain of the participants in this solicitation have separately agreed to reimburse Western Investment on a pro rata basis for these expenses.  Because Western Investment believes that the Fund’s shareholders will benefit from the Solicitation, Western Investment intends to seek reimbursement from the Fund, to the fullest extent permitted by law, of all expenses it incurs in connection with the Solicitation.  Western Investment does not intend to submit the question of such reimbursement to a vote of security holders of the Fund unless otherwise required by law.  Costs of the Solicitation of proxies are currently estimated to be approximately $[_______].  Western Investment estimates that through the date hereof, its expenses in connection with the Solicitation are approximately $[_______].

SHAREHOLDER PROPOSALS

According to the Fund’s proxy statement, the Fund has established advanced notice requirements pursuant to its Amended and Restated Bylaws (the “Bylaws”) for the submission of shareholder proposals to be considered by shareholders at the 2011 annual meeting.  Pursuant to the advance notice provisions of the Bylaws, for nominations of individuals for election to the Board or other business to be properly brought before the 2011 annual meeting, shareholders must give timely notice in writing to the Secretary of the Fund.  To be timely, a shareholder’s notice shall set forth all information required pursuant to the advance notice requirements and shall be delivered to the Secretary at the principal executive office of the Fund not earlier than [______], 2010 nor later than 5:00 p.m., Eastern Time, on [_______], 2010.

Shareholders wishing to submit proposals for inclusion in the Fund’s proxy statement for the 2011 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting.  The Fund will treat any such proposal received no later than [____], 2010 as timely.

Shareholders wishing to submit proposals for inclusion in the Fund’s proxy statement for a stockholders’ meeting to be held in 2011 should send their written proposals to the Secretary of the Fund Agnes Mullady, c/o Gabelli Funds, LLC, One Corporate Center, Rye, New York 10580-1422.

The information set forth above regarding the procedures for submitting shareholder nominations and proposals for consideration at the Fund’s 2011 annual meeting of shareholders is based on information contained in the Fund’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by us that such procedures are legal, valid or binding.

APPENDIX B

ADDITIONAL INFORMATION ABOUT THE NOMINEES

Western Investment has nominated two highly qualified individuals, Gregory R. Dube and Arthur D. Lipson (each a “Nominee” and, collectively, the “Nominees”), for nomination as directors at the Annual Meeting.

As of the Record Date, the dollar range of Shares of the Fund beneficially owned by each Nominee is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee in Family of Investment Companies
Arthur D. Lipson*	Over $100,000	Over $100,000
Gregory R. Dube	None	None

*
Mr. Lipson, by virtue of the relationships described in further detail in “Appendix C - Additional Participant Information” may be deemed an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

Mr. Dube does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Dube does not oversee any portfolios in the Fund’s Fund Complex. Mr. Dube does not directly own, and has not purchased or sold during the past two years, any securities of the Fund.

Mr. Lipson does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Lipson does not oversee any portfolios in the Fund’s Fund Complex, provided however that Mr. Lipson has been nominated for election as a director or trustee of DWS High Income Trust (KHI), DWS Multi-Market Income Trust (KMM), DWS Strategic Income Trust (KST), DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (DRP), DWS Dreman Value Income Edge Fund, Inc. (DHG), DWS Enhanced Commodity Strategy Fund, Inc. formerly DWS Global Commodities Stock Fund, Inc. (GCS), DWS Global High Income Fund, Inc. (LBF), MCG Capital Corporation (MCGC) and TS&W/Claymore Tax-Advantaged Balanced Fund (TYW).  Mr. Lipson  directly owns 1 Share, and has not purchased or sold during the past two years, any securities of the Fund.  Mr. Lipson, as the managing member of Western Investment, may be deemed to beneficially own the 893,457 Shares beneficially owned by Western Investment.  Mr. Lipson disclaims beneficial ownership of such Shares.  For information regarding purchases and sales during the past two years by Western Investment and its affiliates of securities of the Fund that may be deemed to be beneficially owned by Mr. Lipson, see Appendix D.

None of the Nominees, their affiliates or any other related persons, has, during the past 5 years, held any position, including as an officer, employee, director or general partner, with (i) the Fund, (ii) any investment company, or any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as such item is defined in the 1940 Act) or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iii) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company and (iv) any person, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company, of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which a Nominee or any of his Immediate Family Members (as such term is defined in Schedule 14A of the Securities Exchange Act of 1934, as amended) is or was an officer.

Western Investment has signed a letter agreement pursuant to which it has agreed to indemnify Messr. Dube against claims arising from the Solicitation.

Since the beginning of the Fund’s last two completed fiscal years, no Nominee or any of his Immediate Family Members was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000 or has or has had any direct or indirect relationship, in which the amount involved exceeded or is to exceed $120,000, to which (i) the Fund, (ii) any of its officers, (iii) any investment company, or officer thereof, or any person, or officer thereof, that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iv) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company, or officer thereof, or (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company, was or is to be a party.

No Nominee or any of his Immediate Family Members has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

No Nominee or any of his Immediate Family Members owns beneficially or of record any class of securities in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

None of the Nominees or any of their Immediate Family Members has, or has had since the beginning of the Company’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

The Nominees are citizens of the United States of America.

The information provided above has been furnished to Western Investment by the Nominees.

Other than as stated in the proxy statement, including the appendices attached thereto, the Nominees will not receive any compensation from Western Investment for their services as directors of the Fund, nor are there any arrangements or understandings between Western Investment and any of the Nominees or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by each of the Nominees to be named in the proxy statement and to serve as a director of the Fund if elected as such at the annual meeting.  Additionally, other than as stated in the proxy statement, none of the Nominees is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries in any material pending legal proceedings.

Western Investment does not expect that the Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for substitute nominees.  In addition, Western Investment reserves the right to nominate substitute persons if the Fund makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees.  In any such case, Shares represented by the GOLD proxy card will be voted for such substitute nominees.  Western Investment reserves the right to nominate additional persons if the Fund increases the size of the Board above its existing size, increases the number of directors whose terms expire at the annual meeting or calls a meeting to fill any vacancies on the Board.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Western Investment that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of the Fund’s corporate machinery.

APPENDIX C

INFORMATION CONCERNING THE PARTICIPANTS

Western Investment, Western Investment Hedged Partners L.P., a Delaware limited partnership (“WIHP”), Western Investment Total Return Partners L.P., a Delaware limited partnership (“WITRP”), Western Investment Total Return Fund Ltd., a Cayman Islands corporation (“WITRL”), Arthur D. Lipson (“Mr. Lipson,” and together with Western Investment, WIHP, WITRP and WITRL, the “Western Entities”), Gregory R. Dube, Joshua Massey, and David Massey are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

As of the date hereof, the Group collectively owns an aggregate of 979,869 Shares, constituting approximately 7.2% of the Shares outstanding.  Each member of the Group, as a member of a “group” for purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own the Shares owned by the Group.  Each member of the Group specifically disclaims beneficial ownership of the Shares disclosed herein that he or it does not directly own.  For information regarding purchases and sales of securities of the Fund during the past two years by the members of the Group, see Appendix D.

Western Investment is the investment manager of WITRL and the general partner of each of WIHP and WITRP.  Mr. Lipson serves as the managing member of Western Investment.  Each of Messrs. Dube and Lipson has been nominated by Western Investment for election as directors at the Annual Meeting.

The principal business of Western Investment is acting as the general partner or investment manager, as the case may be, of WIHP, WITRP and WITRL.  The principal business of WIHP, WITRP, and WITRL is acquiring, holding and disposing of investments in various companies.  The principal occupation of Arthur D. Lipson is serving as the managing member of Western Investment.  The principal business address of Mr. Lipson, Western Investment, WIHP and WITRP is c/o Western Investment LLC, 7050 South Union Park Center, Suite 590, Midvale, Utah 84047.  The principal business address of WITRL is c/o dms Management, P.O. Box 31910, dms House, 20 Genesis Close, Grand Cayman KY1-1208, Cayman Islands.

As of the record date, WIHP, WITRP and WITRL beneficially owned 312,900, 240,175, and 339,382 Shares, respectively.  As the investment manager of WITRL and the general partner of each of WIHP and WITRP, Western Investment may be deemed to beneficially own the 892,457 Shares owned in the aggregate by WIHP, WITRP and WITRL, in addition to the 1,000 Shares it holds directly.  As the managing member of Western Investment, Mr. Lipson may be deemed to beneficially own the 893,457 Shares beneficially owned by Western Investment, in addition to the 1 Share he holds directly..  Each of Western Investment and Mr. Lipson is deemed to have sole voting and dispositive power over the Shares reported as beneficially owned by the Western Entities by virtue of their respective positions described above.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, the Western Entities may be deemed to beneficially own the 86,411 Shares owned by the other members of the Group.  The Western Entities disclaim beneficial ownership of such Shares.  The Western Entities have no voting or dispositive control over the Shares beneficially owned by the other members of the Group.

Joshua Massey is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940 who manages a number of unaffiliated third party and segregated client accounts (the “segregated client accounts”) over which Mr. Massey, pursuant to limited powers of attorney, has discretionary investment authority.  As of the record date, these segregated client accounts owned 84,511 Shares of the Fund.  As the investment adviser to the segregated client accounts, Joshua Massey may be deemed to beneficially own the 84,511 Shares owned in the segregated client accounts.

David Massey is an individual and father of Joshua Massey.  David Massey is retired.  Joshua Massey has both investment and voting authority over the 1,900 Shares of the Fund owned by David Massey.

As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, Joshua Massey and David Massey may each be deemed to beneficially own the 893,458 Shares owned by the other members of the Group. Joshua Massey and David Massey disclaim beneficial ownership of such Shares.  Joshua Massey and David Massey have no voting or dispositive control over the Shares beneficially owned by the other members of the Group.

Mr. Dube does not directly own any Shares.  As a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, Mr. Dube may be deemed to beneficially own the 979,869 Shares beneficially owned in the aggregate by the other members of the Group.  Mr. Dube disclaims any beneficial ownership of such Shares.

Members of the Group may, from time to time, enter into and dispose of additional cash-settled equity swap or other similar derivative transactions with one or more counterparties that are based upon the value of the Shares, which transactions may be significant in amount.  The profit, loss and/or return on such additional contracts may be wholly or partially dependent on the market value of the Shares, the relative value of such Shares in comparison to one or more other financial instruments, indexes or securities, a basket or group of securities in which such shares may be included, or a combination of any of the foregoing.  Members of the Group may also, from time to time, enter into stock loan agreements with one or more counterparties in the ordinary course of business pursuant to which members of the Group may lend their Shares subject to recall at their discretion.

On December 2, 2009, WILLC entered into an indemnification agreement with David Massey pursuant to which WILLC agreed to indemnify and hold David Massey harmless against any claims arising from Mr. Massey’s submission of a shareholder proposal to the Issuer for the 2010 annual meeting of shareholders proposing that the Board of Directors of the Issuer be declassified.

On January 25, 2010, the Western Entities, Joshua Massey and David Massey entered into a Joint Filing and Solicitation Agreement (the “Joint Filing Agreement”) in which, among other things, (a) the parties agreed to the joint filing and solicitation on behalf of each of them of statements on Schedule 13D with respect to the securities of the Fund to the extent required under applicable securities laws and (b) the parties agreed to form the group for the purpose of soliciting proxies or written consents for Proposal No. 2 and for the purpose of taking all other actions incidental to the foregoing (the “Solicitation”).

Except as set forth in the proxy statement (including all appendices attached thereto), (i) during the past 10 years, no participant in this Solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this Solicitation directly or indirectly beneficially owns any securities of the Fund; (iii) no participant in this Solicitation owns any securities of the Fund which are owned of record but not beneficially; (iv) no participant in this Solicitation has purchased or sold any securities of the Fund during the past two years; (v) no part of the purchase price or market value of the securities of the Fund owned by any participant in this Solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this Solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this Solicitation owns beneficially, directly or indirectly, any securities of the Fund; (viii) no participant in this Solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (ix) no participant in this Solicitation or any of his/her/its associates was a party to any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this Solicitation or any of his/her/its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; and (xi) no person, including the participants in this Solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the annual meeting.  There are no material proceedings to which any of the participants in this Solicitation or any of their associates is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries.  With respect to each of the participants in the Solicitation, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Securities Exchange Act of 1934, as amended, occurred during the past five years.

APPENDIX D

PURCHASES AND SALES IN THE COMMON STOCK OF THE FUND
DURING THE PAST TWO YEARS

Transaction	Date	Quantity	Price ($)

Western Investment Hedged Partners, L.P.
Sell	6/10/2008	1,500	10.6074
Sell	8/26/2008	12,000	9.0966
Sell	8/29/2008	27,500	9.4799
Sell	9/4/2008	9,000	9.0763
Buy	9/8/2008	1,500	8.8025
Buy	9/9/2008	400	8.7225
Buy	9/12/2008	500	8.4525
Sell	10/22/2008	2,400	4.7773
Buy	2/27/2009	1,300	3.0517
Buy	3/2/2009	3,000	2.8712
Buy	3/3/2009	9,600	2.8153
Buy	3/3/2009	400	2.8785
Buy	3/4/2009	10,300	2.8569
Sell	3/16/2009	1,000	3.1575
Sell	3/17/2009	800	3.0915
Sell	3/18/2009	2,600	3.2239
Sell	3/19/2009	1,300	3.2900
Sell	3/20/2009	1,800	3.2430
Sell	3/23/2009	2,200	3.3756
Sell	3/24/2009	2,400	3.4507
Sell	3/25/2009	1,700	3.4800
Sell	3/26/2009	2,100	3.5401
Buy	4/8/2009	1,900	3.5690
Buy	4/9/2009	200	3.7325
Buy	4/14/2009	200	3.7425
Buy	4/14/2009	1,000	3.7611
Buy	4/15/2009	1,600	3.7561
Buy	4/16/2009	1,100	3.8518
Buy	4/17/2009	3,100	3.9080
Buy	4/23/2009	100	3.8185
Buy	4/24/2009	5,900	3.9184
Buy	4/29/2009	3,500	4.0305
Buy	4/30/2009	2,300	4.0885
Buy	5/8/2009	3,400	4.5305
Buy	10/26/2009	1,300	6.1578
Buy	10/27/2009	1,000	6.1592
Buy	10/27/2009	5,900	6.1320
Buy	10/28/2009	200	5.9585
Sell	10/28/2009	900	6.0113
Buy	10/29/2009	300	5.9825
Buy	10/30/2009	600	5.7715

Transaction	Date	Quantity	Price ($)

Western Investment Hedged Partners, L.P.
Buy	11/2/2009	900	5.8021
Buy	11/3/2009	2,900	5.7356
Buy	11/4/2009	3,500	5.8498
Buy	11/5/2009	69,600	5.7980
Buy	11/5/2009	1,700	5.8085
Buy	11/6/2009	2,700	5.8567
Buy	11/6/2009	900	5.7485
Buy	11/9/2009	2,000	6.0564
Buy	11/9/2009	6,400	6.0942
Buy	11/10/2009	200	6.1245
Buy	11/10/2009	3,700	6.2264
Buy	11/11/2009	1,000	6.2407
Buy	11/11/2009	3,600	6.2743
Buy	11/12/2009	5,400	6.2229
Buy	11/13/2009	5,400	6.2376
Buy	11/16/2009	4,000	6.3290
Buy	11/16/2009	7,600	6.3351
Buy	11/17/2009	700	6.2855
Buy	11/17/2009	6,400	6.3416
Buy	11/18/2009	4,800	6.3766
Buy	11/19/2009	600	6.2501
Buy	11/19/2009	3,300	6.2620
Buy	11/20/2009	1,100	6.2441
Buy	11/20/2009	1,700	6.2554
Buy	11/23/2009	3,900	6.3247
Buy	11/23/2009	1,500	6.3085
Buy	11/24/2009	1,200	6.2739
Buy	11/24/2009	700	6.3085
Buy	11/25/2009	800	6.2963
Buy	11/25/2009	100	6.2785
Buy	11/30/2009	1,200	6.1703
Buy	12/1/2009	3,800	6.2510
Buy	12/2/2009	300	6.3158
Buy	12/2/2009	300	6.2585
Buy	12/3/2009	600	6.3607
Buy	12/3/2009	300	6.3185
Buy	12/4/2009	3,700	6.4225
Buy	12/4/2009	700	6.3885
Buy	12/7/2009	8,600	6.4738
Buy	12/7/2009	200	6.4675
Buy	12/10/2009	2,900	6.4542
Buy	12/11/2009	1,100	6.4437
Buy	12/15/2009	100	6.4550
Buy	12/16/2009	300	6.4982
Buy	12/16/2009	100	6.4585
Buy	12/17/2009	1,800	6.3336
Buy	12/18/2009	1,300	6.3241

Transaction	Date	Quantity	Price ($)

Western Investment Hedged Partners, L.P.
Buy	12/21/2009	1,000	6.4432
Buy	12/21/2009	2,800	6.4085
Buy	12/21/2009	1,800	6.4628
Buy	12/22/2009	900	6.4785
Buy	12/22/2009	1,000	6.4785
Buy	12/23/2009	300	6.4785
Buy	12/23/2009	4,200	6.5060
Buy	1/21/2010	700	6.5285
Buy	1/22/2010	700	6.5622
Buy	1/22/2010	5,500	6.5711
Buy	1/22/2010	16,500	6.5403
Buy	1/25/2010	3,200	6.5592
Buy	1/25/2010	2,700	6.5691
Buy	1/25/2010	4,600	6.5660
Buy	1/26/2010	700	6.5525
Buy	1/28/2010	700	6.4377
Buy	1/28/2010	500	6.3825
Buy	1/29/2010	900	6.4937
Buy	2/1/2010	2,100	6.4319
Buy	2/4/2010	300	6.4085
Buy	2/5/2010	3,600	6.1966
Buy	2/9/2010	4,200	6.3376
Buy	2/10/2010	200	6.2425
Buy	2/11/2010	2,500	6.3584
Buy	2/12/2010	800	6.3273
Buy	2/16/2010	1,500	6.4845
Buy	2/18/2010	3,300	6.5750
Buy	2/19/2010	2,500	6.5930
Buy	2/22/2010	3,200	6.5820
Buy	2/24/2010	2,600	6.5552
Buy	2/25/2010	2,700	6.5494
Buy	2/26/2010	4,100	6.5805
Buy	3/1/2010	400	6.5785
Buy	3/1/2010	3,400	6.6808
Buy	3/2/2010	3,600	6.7750
Buy	3/3/2010	1,100	6.8511
Buy	3/4/2010	300	6.7936
Buy	3/5/2010	4,800	6.9383

Western Investment Total Return Partners L.P.

Sell	8/29/2008	1,300	9.4726
Buy	3/2/2009	3,000	2.8712
Buy	3/3/2009	9,600	2.8153
Buy	3/3/2009	403	2.8785
Buy	3/4/2009	10,200	2.8569
Sell	3/17/2009	700	3.0915
Sell	3/18/2009	1,400	3.2175
Sell	3/18/2009	1,100	3.2315
Sell	3/19/2009	1,200	3.2939
Sell	3/20/2009	1,700	3.2199
Sell	3/23/2009	2,200	3.3756
Sell	3/24/2009	2,400	3.4507
Sell	3/25/2009	1,600	3.4800
Sell	3/26/2009	2,100	3.5401
Sell	3/27/2009	100	3.5114
Buy	4/8/2009	1,900	3.5690
Buy	4/14/2009	1,100	3.7611
Buy	4/15/2009	1,700	3.7561
Buy	4/16/2009	1,100	3.8518
Buy	4/17/2009	3,100	3.9080
Sell	5/1/2009	17,203	4.0800
Buy	5/8/2009	3,300	4.5305
Buy	10/26/2009	1,171	6.1578
Buy	10/27/2009	1,000	6.1592
Buy	10/27/2009	5,900	6.1320
Buy	10/28/2009	100	5.9585
Sell	10/28/2009	900	6.0113
Buy	10/29/2009	450	5.9825
Buy	10/30/2009	488	5.7715
Buy	11/2/2009	900	5.8021
Buy	11/3/2009	3,000	5.7356
Buy	11/4/2009	3,477	5.8498
Buy	11/5/2009	69,622	5.7980
Buy	11/5/2009	1,600	5.8085
Buy	11/12/2009	2,500	6.2365
Buy	11/13/2009	2,400	6.1909
Buy	11/16/2009	4,000	6.3290
Buy	11/16/2009	2,600	6.3351
Buy	11/17/2009	700	6.2855
Buy	11/17/2009	1,400	6.3416
Buy	11/18/2009	2,029	6.3766
Buy	11/19/2009	500	6.2501
Buy	11/19/2009	500	6.2620
Buy	11/20/2009	1,000	6.2441
Buy	11/20/2009	1,700	6.2554
Buy	11/23/2009	3,900	6.3247
Buy	11/23/2009	1,600	6.3085
Buy	11/24/2009	1,100	6.2739
Buy	11/24/2009	700	6.3085
Buy	11/25/2009	800	6.2963
Buy	11/25/2009	200	6.2785
Buy	11/27/2009	200	6.1875
Buy	11/27/2009	600	6.1085
Buy	11/30/2009	1,300	6.1703

Buy	12/1/2009	3,800	6.2510
Buy	12/2/2009	300	6.3158
Buy	12/2/2009	200	6.2585
Buy	12/3/2009	500	6.3607
Buy	12/3/2009	400	6.3185
Buy	12/4/2009	3,600	6.4225
Buy	12/4/2009	800	6.3885
Buy	12/7/2009	8,600	6.4738
Buy	12/7/2009	100	6.4675
Buy	12/10/2009	2,900	6.4542
Buy	12/11/2009	1,100	6.4437
Buy	12/15/2009	200	6.4550
Buy	12/16/2009	200	6.4982
Buy	12/16/2009	300	6.4585
Buy	12/17/2009	1,800	6.3336
Buy	12/18/2009	1,200	6.3241
Buy	12/21/2009	1,000	6.4432
Buy	12/21/2009	2,800	6.4085
Buy	12/22/2009	800	6.4785
Buy	12/22/2009	1,000	6.4785
Buy	12/23/2009	300	6.4785
Buy	12/23/2009	4,100	6.5060
Buy	1/21/2010	715	6.5285
Buy	1/22/2010	800	6.5622
Buy	1/22/2010	5,300	6.5711
Buy	1/22/2010	16,500	6.5403
Buy	1/25/2010	3,400	6.5592
Buy	1/25/2010	2,600	6.5691
Buy	1/25/2010	4,600	6.5660
Buy	1/26/2010	700	6.5525
Buy	1/28/2010	800	6.4377
Buy	1/28/2010	300	6.3892
Buy	1/29/2010	900	6.4937
Buy	2/1/2010	100	6.3885
Buy	2/1/2010	2,100	6.4319
Buy	2/4/2010	200	6.4085
Buy	2/5/2010	3,600	6.1966
Buy	2/9/2010	4,200	6.3376
Buy	2/10/2010	200	6.2425
Buy	2/11/2010	2,600	6.3583
Buy	2/12/2010	900	6.3273
Buy	2/16/2010	100	6.3885
Buy	2/16/2010	1,500	6.4845
Buy	2/18/2010	3,200	6.5751
Buy	2/19/2010	2,500	6.5930
Buy	2/22/2010	3,100	6.5820
Buy	2/24/2010	2,600	6.5552
Buy	2/25/2010	2,800	6.5494
Buy	2/26/2010	4,100	6.5805
Buy	3/1/2010	500	6.5785
Buy	3/1/2010	3,400	6.6808
Buy	3/2/2010	3,585	6.7750
Buy	3/3/2010	1,050	6.8511
Buy	3/4/2010	300	6.7936
Buy	3/5/2010	4,688	6.9384

Western Investment Total Return Fund Ltd.

Sell	8/29/2008	1,700	9.4773
Buy	4/14/2009	1,016	3.7611
Buy	4/15/2009	1,600	3.7561
Buy	4/16/2009	1,100	3.8518
Buy	4/17/2009	3,000	3.9081
Buy	5/1/2009	17,203	4.0800
Buy	5/8/2009	3,300	4.5305
Buy	10/26/2009	1,300	6.1578
Buy	10/27/2009	1,000	6.1592
Buy	10/27/2009	5,825	6.1320
Buy	10/28/2009	200	5.9585
Sell	10/28/2009	900	6.0113
Buy	10/29/2009	300	5.9825
Buy	10/30/2009	600	5.7715
Buy	11/2/2009	900	5.8021
Buy	11/3/2009	2,900	5.7356
Buy	11/4/2009	3,500	5.8498
Buy	11/5/2009	69,600	5.7980
Buy	11/5/2009	1,700	5.8085
Buy	11/6/2009	2,631	5.8567
Buy	11/6/2009	1,000	5.7485
Buy	11/9/2009	2,200	6.0562
Buy	11/9/2009	6,300	6.0942
Buy	11/10/2009	300	6.1245
Buy	11/10/2009	3,651	6.2264
Buy	11/11/2009	1,200	6.2407
Buy	11/11/2009	3,500	6.2743
Buy	11/12/2009	9,900	6.2229
Buy	11/13/2009	9,900	6.2376
Buy	11/16/2009	4,000	6.3290
Buy	11/16/2009	15,519	6.3351
Buy	11/17/2009	600	6.2855
Buy	11/17/2009	11,425	6.3416
Buy	11/18/2009	7,800	6.3766
Buy	11/19/2009	600	6.2501
Buy	11/19/2009	12,296	6.2620
Buy	11/20/2009	1,100	6.2441
Buy	11/20/2009	1,700	6.2554
Buy	11/23/2009	3,900	6.3247
Buy	11/23/2009	1,500	6.3085
Buy	11/24/2009	1,200	6.2739

Buy	11/24/2009	700	6.3085
Buy	11/25/2009	800	6.2963
Buy	11/25/2009	100	6.2785
Buy	11/30/2009	1,200	6.1703
Buy	12/1/2009	3,800	6.2510
Buy	12/2/2009	300	6.3158
Buy	12/2/2009	300	6.2585
Buy	12/3/2009	600	6.3607
Buy	12/3/2009	300	6.3185
Buy	12/4/2009	3,600	6.4225
Buy	12/4/2009	800	6.3885
Buy	12/7/2009	8,600	6.4738
Buy	12/7/2009	200	6.4675
Buy	12/10/2009	2,900	6.4542
Buy	12/11/2009	1,100	6.4437
Buy	12/15/2009	100	6.4550
Buy	12/16/2009	200	6.4982
Buy	12/16/2009	200	6.4585
Buy	12/17/2009	1,800	6.3336
Buy	12/18/2009	1,200	6.3241
Buy	12/21/2009	1,000	6.4432
Buy	12/21/2009	2,800	6.4085
Buy	12/22/2009	800	6.4785
Buy	12/22/2009	1,000	6.4785
Buy	12/23/2009	400	6.4785
Buy	12/23/2009	4,100	6.5060
Buy	1/21/2010	700	6.5285
Buy	1/22/2010	800	6.5622
Buy	1/22/2010	5,400	6.5711
Buy	1/22/2010	16,400	6.5403
Buy	1/25/2010	3,300	6.5592
Buy	1/25/2010	2,600	6.5691
Buy	1/25/2010	4,501	6.5660
Buy	1/26/2010	700	6.5525
Buy	1/27/2010	115	6.3785
Buy	1/28/2010	800	6.4377
Buy	1/28/2010	400	6.3850
Buy	1/29/2010	900	6.4937
Buy	2/1/2010	100	6.3885
Buy	2/1/2010	2,000	6.4320
Buy	2/4/2010	300	6.4085
Buy	2/5/2010	3,600	6.1966
Buy	2/9/2010	4,200	6.3376
Buy	2/10/2010	200	6.2425
Buy	2/11/2010	2,500	6.3584
Buy	2/12/2010	800	6.3273
Buy	2/16/2010	1,500	6.4845
Buy	2/18/2010	3,300	6.5750
Buy	2/19/2010	2,500	6.5930
Buy	2/22/2010	3,200	6.5820
Buy	2/23/2010	400	6.5750
Buy	2/24/2010	2,600	6.5552
Buy	2/25/2010	2,700	6.5494
Buy	2/26/2010	100	6.5785
Buy	2/26/2010	3,900	6.5806
Buy	3/1/2010	500	6.5785
Buy	3/1/2010	3,300	6.6808
Buy	3/2/2010	3,600	6.7750
Buy	3/3/2010	1,100	6.8511
Buy	3/4/2010	300	6.7936
Buy	3/5/2010	4,800	6.9383

Western Investment Institutional Partners, LLC

Buy	2/26/2008	5,800	11.0274
Buy	3/17/2008	500	9.5325
Sell	6/9/2008	2,100	10.8174
Buy	8/13/2008	100	9.0125
Sell	8/18/2008	400	9.4249
Sell	8/26/2008	12,100	9.0966
Sell	8/29/2008	27,500	9.4799
Sell	9/4/2008	9,700	9.0764
Buy	9/8/2008	1,500	8.8025
Buy	9/9/2008	500	8.7225
Buy	9/12/2008	400	8.4525
Buy	9/16/2008	1,500	7.5025
Buy	9/18/2008	3,000	7.0058
Sell	10/16/2008	1,000	4.9875
Sell	10/17/2008	100	4.7874
Sell	10/22/2008	5,800	4.7773

Benchmark Plus Partners, LLC

Sell	9/4/2008	2,800	9.0739

Western Investment, LLC

Buy	3/2/2009	1,000	2.9185

Arthur D. Lipson

None.

Joshua Massey

Buy	12/18/2009	817	6.3598
Buy	1/5/2010	2,000	6.6200
Buy	1/5/2010	4,700	6.6285
Buy	1/6/2010	558	6.7274
Buy	1/7/2010	1,700	6.7199
Buy	1/8/2010	2,200	6.7000
Buy	1/11/2010	6,500	6.7400
Buy	1/13/2010	10,693	6.7503
Buy	1/14/2010	19,620	6.7883
Buy	1/15/2010	2,200	6.7000
Buy	1/19/2010	5,790	6.7824
Buy	1/20/2010	2,300	6.6995
Buy	1/27/2010	1,800	6.4666
Buy	1/28/2010	733	6.4609
Buy	1/29/2010	100	6.4200

David Massey

None.

APPENDIX E

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is derived from the Fund’s preliminary proxy statement filed with the

Securities and Exchange Commission on April 3, 2010.

The following person was known to the Fund to be beneficial owner of more than 5% of the Fund's outstanding shares of Common Stock as of the record date:

NAME AND ADDRESS OF BENEFICIAL OWNER(S)	TITLE OF CLASS	AMOUNT OF SHARES AND NATURE OF OWNERSHIP	PERCENT OF CLASS

Lazard Asset Management LLC	Common	2,726,416 (beneficial)	19.9%
30 Rockefeller Plaza New York, NY 10112

Arthur D. Lipson	Common	853,735 (beneficial)	6.2%
Western Investment LLC
7050 S. Union Park Center Ste. 590 Midvale, UT 84047

E-1

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Western Investment your proxy FOR the election of Western Investment’s Nominees by voting your Shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card.  In addition, if you hold your Shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.  Western Investment urges you to confirm in writing your instructions to Western Investment in care of Innisfree M&A Incorporated at the address provided below so that Western Investment will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting Shares, please call:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

E-2

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED APRIL ___, 2010

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

G O L D P R O X Y
THE GABELLI GLOBAL MULTIMEDIA TRUST, INC.

ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF DIRECTORS OF THE GABELLI GLOBAL MULTIMEDIA TRUST, INC.
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson as the undersigned’s attorney and agent with full power of substitution to vote all shares of common stock of The Gabelli Global Multimedia Trust, Inc. (“Fund”).which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders of the Fund scheduled to be held on June 8, 2010 at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, CT 06830,, including any adjournments or postponements thereof or any meeting which may be called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting.  Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR WESTERN INVESTMENT LLC’S NOMINEES AND FOR PROPOSAL NO. 2.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

GOLD PROXY CARD

WESTERN INVESTMENT LLC (“WESTERN”) RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL NO. 2.

1.	Western’s proposal to elect two nominees to serve as Directors of the Board of Directors of the Fund (the “Board”) until the 2013 annual meeting of shareholders.

Directors to Serve Until the 2013 Annual Meeting of Shareholders Gregory R. Dube Arthur D. Lipson	FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES ☐	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW ____________________________ ____________________________ ____________________________

2.	David Massey’s proposal that the Board take the necessary steps to declassify the Board so that all directors are elected on an annual basis.

FOR	AGAINST	ABSTAIN
☐	☐	☐

To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponements or adjournments thereof.

FOR	AGAINST	ABSTAIN
☐	☐	☐

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.